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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 18, 2000



                            CAPITAL ASSOCIATES, INC.
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                     0-15525                       84-1055327
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(State or Other Juris-         (Commission File                 (IRS Employer
diction of Incorporation)          Number)                   Identification No.)


  7175 W. Jefferson Avenue, Suite 4000
         Denver, Colorado                                               80235
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (303) 980-1000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

On Thursday, August 17, 2000, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release announces that, on August 16, 2000, the Registrant filed a Form 15 with the Securities and Exchange Commission de-registering the Registrant's common stock, which is traded on the NASDAQ Over-The-Counter Bulletin Board. The de-registration will become effective in 90 days, unless withdrawn or denied.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1 Press release issued August 17, 2000, by the Registrant announcing that, on August 16, 2000, the Registrant filed a Form 15 with the Securities and Exchange Commission de-registering the Registrant's common stock, which is traded on the NASDAQ Over-The-Counter Bulletin Board. The de-registration will become effective in 90 days, unless withdrawn or denied.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CAPITAL ASSOCIATES, INC.
                                         (Registrant)


                                    /s/ James D. Walker
                                    --------------------------------------------
Date: August 18, 2000               By:    James D. Walker
                                    Title: President and Chief Executive Officer